SHARE CAPITAL	12 Months Ended
Dec. 31, 2012
SHARE CAPITAL
SHARE CAPITAL

23.                               SHARE CAPITAL

During the year ended December 31, 2012, we purchased 800,000 common shares in the open market at an average price of $7.89 pursuant to a normal course issuer bid that was approved on December 13, 2011 by the Toronto Stock Exchange.  The normal course issuer bid commenced on December 19, 2011 and terminated on December 18, 2012.

On February 6, 2013, we received regulatory approval allowing us to purchase for cancellation up to 1,529,687 of our common shares by a normal course issuer bid (“the Bid”) on the Toronto Stock Exchange and NASDAQ Global Market.  The Bid commenced on February 14, 2013 and will terminate on the earlier of February 13, 2014, the date we complete our purchases, or the date of notice by us of termination.  As of March 7, 2013, we had purchased 124,300 common shares in the open market at an average price of $11.08 per share.